EXHIBIT 10.8

THIS ASSIGNMENT MADE EFFECTIVE THE 4th DAY OF APRIL, 2006.

BETWEEN:
TRANSPACIFIC PETROLEUM LTD.
of Richmond, in the Province of British Columbia
(hereinafter called “the Assignor”)

and

MOGUL ENERGY LTD.
of Vancouver, in the Province of British Columbia
and
MOGUL ENERGY INTERNATIONAL, INC.
of Seattle, in the State of Washington, U.S.A.
(hereinafter called “the Assignee”)

WHEREAS the Assignor did lease mineral interests in lands as listed on the attached Schedule ‘A’ (Leases), and the Assignor has agreed to assign unto the Assignee a portion of the interests in its right, title, estate and interest in, to and under the said Leases.

NOW, THEREFORE, in consideration of the premises and the payment by the Assignee to the Assignor of the sum of  -----One Dollar--------00/100 ($1.00) (the receipt of which sum is hereby acknowledge), THIS AGREEMENT WITNESSTH:

1.    The Assignor hereby transfers, assigns and sets over unto the Assignee its right, title and interest in, to and under the said Leases and in every extension or renewal thereof and in all benefit and advantage to be derived therefrom in the following proportions:

Mogul Energy Ltd. - 25%
Mogul Energy International, Inc. - 50%

The Assignor shall retain 25% interest in said Leases.

2.    The Assignor covenants that it has not transferred, assigned, hypothecated or otherwise parted with any of its interest in the said Leases and that, subject to the terms and provisions of the said Leases, it now has good right, full power and absolute authority to transfer, set over and assign its interest in the said Leases to the Assignee in the manner aforesaid according to the true intent and meaning of this assignment.

3.    Subject to the performance by the Assignee of the covenants and conditions contained in the said Leases, the Assignee shall hold and enjoy the interest conveyed to it hereunder for the residue of the term of the said Leases and every extension or renewal thereof for its own use and benefit by, through or under it. The Assignee for its part covenants with the Assignor that it will be bound by, observe and perform the Lessee’s covenants and agreements in the said Leases reserved and contained and the Assignee agrees to indemnify and save harmless the Assignor from and against the observation and performance of the said covenants and agreements from and after the effective date of this agreement.

4.    Each of the parties hereto shall from time to time and at all times hereafter do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this agreement.

5.    It is hereby agreed that this assignment shall enure to the benefit of and be binding upon the parties hereto, their successors and assigns.

IN WITNESS WHEREOF the parties hereto have caused their corporate seals to be hereunto affixed, attested by the hands of their respective proper officers duly authorized in that behalf, effective the date and year above written.

SIGNED, SEALED AND DELIVERED,

ASSIGNOR:
TRANSPACIFIC PETROLEUM CORP.

Per:	/s/ Ghareeb Awad

ASSIGNEE:
MOGUL ENERGY LTD.

Per:	/s/ Parvez Tyab

ASSIGNEE:
MOGUL ENERGY INTERNATIONAL, INC.

Per:	/s/ Naeem Tyab

SCHEDULE ‘A’

Attached to and forming part of an Assignment of Lease made effective the ____ day of __________________, 2006 between TransPacific Petroleum Corp., as Assignor, and Mogul Energy Ltd. and Mogul Energy International Inc., as Assignee

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
SE 13-9-30 W1M	112507365	William George Jamieson	25% M&M	February 20, 2006	40.0
SE 13-9-30 W1M	112507365	Lee Harris and Nancy Andrews	25% M&M	February 22, 2006	40.0
SE 13-9-30 W1M	112507365	Floyd Edward Jamieson	25% M&M	February 23, 2006	40.0
SE 13-9-30 W1M	112507365	Isabel Poitras	25% M&M	March 9, 2006	40.0
SW 13-9-30 W1M	112507376	Floyd Edward Jamieson	25% M&M	February 23, 2006	40.0
SW 13-9-30 W1M	112507376	Lee Harris and Nancy Andrews	25% M&M	February 22, 2006	40.0
SW 13-9-30 W1M	112507376	William George Jamieson	25% M&M	February 20, 2006	40.0
SW 13-9-30 W1M	112507376	Isabel Poitras	25% M&M	March 9, 2006	40.0
NE 21-9-30 W1M	112506432	Clarence Billard, Personal Representative for the estate of Walter A. Barness	100% M&M	February 20, 2006	160.0
NW 23-9-30 W1M	112507837	Alice May Mangelsen, Randolph Peter Mangelsen and Alice Faye Rowley	100% M&M	February 28, 2006	160.0
SW 23-9-30 W1M	112507848	Alice May Mangelsen, Randolph Peter Mangelsen and Alice Faye Rowley	100% M&M	February 28, 2006	160.0
NE 33-9-30 W1M	112507129	Clarence Billard, Personal Representative for the estate of Walter A. Barness	100% M&M	February 20, 2006	160.0
NW 33-9-30 W1M	112506331	Clarence Billard, Personal Representative for the estate of Walter A. Barness	100% M&M	February 20, 2006	160.0
SE 33-9-30 W1M	112507398	Clarence Billard, Personal Representative for the estate of Walter A. Barness	100% M&M	February 20, 2006	160.0
NE 17-9-31 W1M	112603340	Dennis Swallow and Donald Swallow	100% M&M	December 5, 2005	160.0
NW 17-9-31 W1M	112603351	Dennis Swallow and Donald Swallow	100% M&M	December 5, 2005	160.0
SE 17-9-31 W1M	112603362	Dennis Swallow and Donald Swallow	100% M&M	December 5, 2005	160.0
SW 17-9-31 W1M	112603373	Dennis Swallow and Donald Swallow	100% M&M	December 5, 2005	160.0
SE 13-9-33 W1M	112636649	Alexander Lee Harris	50% M&M	February 22, 2006	80.0
SE 13-9-33 W1M	112636649	Nancy Ann Andrews	50% M&M	March 7, 2006	80.0
SW 13-9-33 W1M	112636650	Nancy Ann Andrews	50% M&M	March 7, 2006	80.0
SW 13-9-33 W1M	112636650	Alexander Lee Harris	50% M&M	February 22, 2006	80.0
SE 13-10-30 W1M	112596509	Lily Kropp	100% M&M	February 24, 2006	160.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
NE 21-10-30 W1M	112597162	Gerald Henry McAdoo and Verla Isobel Smith	100% M&M	March 8, 2006	160.0
NW 21-10-30 W1M	112597173	Gerald Henry McAdoo and Verla Isobel Smith	100% M&M	March 8, 2006	160.0
SW 28-10-30 W1M	112597184	Gerald Henry McAdoo and Verla Isobel Smith	100% M&M	March 8, 2006	160.0
NE 32-10-30 W1M	114264413	Daryl M. Kay	50% M&M Exc. Coal	March 1, 2006	80.0
NW 32-10-30 W1M	114264435	Daryl McArthur Kay	50% M&M Exc. Coal	March 1, 2006	80.0
SW 32-10-30 W1M	114264424	Daryl McArthur Kay	50% M&M Exc. Coal	March 1, 2006	80.0
NW 33-10-30 W1M	112596723	Daryl Kay	50% M&M	March 1, 2006	80.0
SW 33-10-30 W1M	112596734	Daryl Kay	50% M&M	March 1, 2006	80.0
NW 19-10-32 W1M	112464772	Lyle Mielitz	1/3 M&M	January 1, 2006	51.32
NW 19-10-32 W1M	112464772	Carol Howarth	1/3 M&M	January 1, 2006	51.32
NW 19-10-32 W1M	112464772	Ronald Mielitz	1/3 M&M	January 1, 2006	51.32
SE 19-10-32 W1M	114190714	Lyle Mielitz	1/6 M&M Exc. Coal	January 1, 2006	27.00
SE 19-10-32 W1M	114190714	Carol Howarth	1/6 M&M Exc. Coal	January 1, 2006	27.00
SE 19-10-32 W1M	114190714	Ronald Mielitz	1/6 M&M Exc. Coal	January 1, 2006	27.00
SW 19-10-32 W1M	114190725	Ronald Mielitz	1/3 M&M	January 1, 2006	51.32
SW 19-10-32 W1M	114190725	Carol Howarth	1/3 M&M	January 1, 2006	51.32
SW 19-10-32 W1M	114190725	Lyle Mielitz	1/3 M&M	January 1, 2006	51.32
NW 23-10-32 W1M	112464615	James Oliver (Younger)	100% M&M	January 1, 2006	160.0
SW 23-10-32 W1M	112464626	Ronald Earl Oliver and Gloria Jean Oliver	100% M&M	January 1, 2006	160.0
SW 25-10-32 W1M	112464558	Ronald Earl Oliver and Gloria Jean Oliver	100% M&M	January 1, 2006	160.0
SW 26-10-32 W1M	112464514	Judy Lynn Sauter, Stacey Lee Sauter, Starla Rae Sauter and Sharah Lyn Milleker	50% M&M	January 4, 2006	80.0
SE 26-10-32 W1M	112464547	Keith George Kennedy	50% M&M	November 3, 2005	80.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
LSD 10 & 15-31-10-32 W1M W 1/2 31-10-32 W1M	112581794 112581806 112581828 112581817	Dale Jensen	3/40 M&M	December 12, 2005	17.7
LSD 10 & 15-31-10-32 W1M W 1/2 31-10-32 W1M	112581794 112581806 112581828 112581817	Garry Jensen	5/40 M&M	December 12, 2006	29.38
LSD 10 & 15-31-10-32 W1M W 1/2 31-10-32 W1M	112581794 112581806 112581828 112581817	Lydia Marshall	3/40 M&M	March 7, 2006	17.7
NE 33-10-32 W1M	111726839	Joseph Frederick Bil (Younger)	50% M&M Exc. Coal	November 16, 2005	80.0
NE 19-11-31 W1M	112542465	Gerald Skulmoski	100% M&M	December 12, 2005	160.0
NE 2-11-32 W1M	112613284	The Great-West Life Assurance Company	100% M&M	January 1, 2006	158.06
SE 2-11-32 W1M	112613295	The Great-West Life Assurance Company	100% M&M	January 1, 2006	158.9
SE 3-11-32 W1M	112612665	Frank Herbert Adamson	100% M&M	January 1, 2006	160.0
SW 3-11-32 W1M	112612676	Frank Herbert Adamson	100% M&M	January 1, 2006	160.0
NE 5-11-32 W1M	112613239	James Burke	100% M&M	November 2, 2005	18.0
NE 5-11-32 W1M	112613172	Clifford Leonard Robertson and Margaret Isabel Robertson	100% M&M	March 1, 2006	142.4
SW 5-11-32 W1M	114236827	John Anthony McWhirter	100% M&M	March 1, 2006	4.14
NE 7-11-32 W1M	112612991	Philip Green (Younger)	50% M&M	November 29, 2005	80.0
NE 7-11-32 W1M	112612991	Elizabeth Louise Witchey	25% M&M	November 28, 2005	40.0
NW 7-11-32 W1M	112613015	Philip Green (Younger)	50% M&M	November 29, 2005	83.19
NW 7-11-32 W1M	112613015	Elizabeth Louise Witchey	25% M&M	November 28, 2005	41.6
SE 7-11-32 W1M	112613004	Philip Green (Younger)	50% M&M	November 29, 2005	80.0
SE 7-11-32 W1M	112613004	Elizabeth Louise Witchey	25% M&M	November 28, 2005	40.0
SW 7-11-32 W1M	112613026	Philip Green (Younger)	50% M&M	November 29, 2005	83.33
SW 7-11-32 W1M	112613026	Elizabeth Louise Witchey	25% M&M	November 28, 2005	41.67
NE 9-11-32 W1M	161539678 161539689	Leland North	25% M&M	November 28, 2005	40.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
NE 9-11-32 W1M	112612575	Paulette Christine North	25% M&M	November 21, 2005	40.0
NE 9-11-32 W1M	112612575	Marguerite Anne Van Dresar	25% M&M	November 21, 2005	40.0
NE 9-11-32 W1M	112612575	John Charles Yeo	25% M&M	November 22, 2005	40.0
NW 9-11-32 W1M	112612553	Steve Zyla	100% M&M	November 30, 2005	160.0
SE 9-11-32 W1M	112612586	Paulette Christine North	25% M&M	November 21, 2005	40.0
SE 9-11-32 W1M	112612586	Leland North	25% M&M	November 28, 2005	40.0
SE 9-11-32 W1M	112612586	Marguerite Anne Van Dresar	25% M&M	November 21, 2005	40.0
SE 9-11-32 W1M	112612586	John Charles Yeo	25% M&M	November 22, 2005	40.0
SW 9-11-32 W1M	112612564	John Zyla	100% M&M	November 28, 2005	160.0
NE 10-11-32 W1M	112612496	Neil Peter McConnachie	1/3 M&M	December 15, 2005	54.0
NE 10-11-32 W1M	112612496	Corinne Diana McConnachie	1/3 M&M	December 21, 2005	54.0
NE 10-11-32 W1M	112612496	Clinton Cory McConnachie	1/3 M&M	January 5, 2006	54.0
NW 10-11-32 W1M	114236793 114236782	Neil Peter McConnachie	1/6 M&M Exc. Coal	December 15, 2005	25.6
NW 10-11-32 W1M	114236793 114236782	Corine Diana McConnachie	1/6 M&M Exc. Coal	December 21, 2005	25.6
NW 10-11-32 W1M	114236793 114236782	Clinton Cory McConnachie	1/6 M&M Exc. Coal	January 5, 2006	25.6
SW 10-11-32 W1M	114236805	Neil Peter McConnachie	1/6 M&M Exc. Coal	December 15, 2005	27.0
SW 10-11-32 W1M	114236805	Corinne Diana McConnachie	1/6 M&M Exc. Coal	December 21, 2005	27.0
SW 10-11-32 W1M	114236805	Clinton Cory McConnachie	1/6 M&M Exc. Coal	January 5, 2006	27.0
NE 12-11-32 W1M	111444320	Robert Matthew Clay	50% M&M	January 1, 2006	80.0
NE 14-11-32 W1M	111308307	Kenneth Archibald McCannel	100% M&M	November 22, 2005	160.0
NW 14-11-32 W1M	111308295	Barbara Margaret Elizabeth McCannel	100% M&M	November 16, 2005	160.0
NE 15-11-32 W1M	114236748	Cornelius David Rempel and Faye Marie Rempel	50% M&M Exc. Coal	November 2, 2005	80.0
NW 15-11-32 W1M	114236759	Cornelius David Rempel and Faye Marie Rempel	50% M&M Exc. Coal	November 2, 2005	80.0
NE 17-11-32 W1M	114236681 114236670	Mike Hajewich, Peter Hajewich and Elsie Hood	50% M&M Exc. Coal	March 1, 2006	78.75
NW 17-11-32 W1M	114236704 114236692	Mike Hajewich, Peter Hajewich and Elsie Hood	50% M&M Exc. Coal	March 1, 2006	76.69

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
SE 17-11-32 W1M	114236726 114236715	Mike Hajewich, Peter Hajewich and Elsie Hood	50% M&M Exc. Coal	March 1, 2006	77.94
SW 17-11-32 W1M	114236737	Mike Hajewich, Peter Hajewich and Elsie Hood	50% M&M	March 1, 2006	80.0
NE 18-11-32 W1M	112612104	Donald Keith	100% M&M	December 9, 2005	10.02
NW 18-11-32 W1M	112612823	Gertrude Condie	100% M&M	November 2, 2005	165.76
NE 19-11-32 W1M	112612913	Audrey May Johnson	100% M&M	March 1, 2006	160.0
SE 19-11-32 W1M	112612070	Donald Keith	100% M&M	November 19, 2005	158.83
SW 19-11-32 W1M	112612081	Donald Keith	100% M&M	November 19, 2005	158.7
NE 20-11-32 W1M	112612025	Donald Gary Oliver and Calvin David Oliver	50% M&M Exc. Coal	November 30, 2005	80.0
NW 20-11-32 W1M	112612036	Donald Gary Oliver and Calvin David Oliver	50% M&M Exc. Coal	November 30, 2005	80.0
NE 21-11-32 W1M	112612014	Sylvia Edith Adamson	50% M&M	October 27, 2005	80.0
NE 21-11-32 W1M	112612014	Robert Lionel Burke	50% M&M	November 16, 2005	80.0
NW 21-11-32 W1M	112612801	Robert Lionel Burke	50% M&M	November 16, 2005	80.0
NW 21-11-32 W1M	112612801	Syliva Edith Adamson	50% M&M	October 27, 2005	80.0
NE 23-11-32 W1M	114236625	Donald Field	50% M&M Exc. Coal	November 30, 2005	80.0
NW 23-11-32 W1M	112612755	Judith Anne Guest	1/3 M&M	November 20, 2005	53.34
NW 23-11-32 W1M	112612755	Laura Jean Westbrook	1/3 M&M	December 12, 2005	53.34
NW 23-11-32 W1M	112612755	John Douglas McVeigh	1/3 M&M	December 7, 2005	53.34
SE 23-11-32 W1M	114236636	Donald Field	50% M&M Exc. Coal	November 30, 2005	80.0
SW 23-11-32 W1M	112612766	John Douglas McVeigh	1/3 M&M	December 7, 2005	53.34
SW 23-11-32 W1M	112612766	Judith Anne Guest	1/3 M&M	November 20, 2005	53.34
SW 23-11-32 W1M	112612766	Laura Jean Westbrook	1/3 M&M	December 12, 2005	53.34
NE 26-11-32 W1M	112611990	Cornelius David Rempel and Faye Marie Rempel	100% M&M	November 2, 2005	160.0
NW 26-11-32 W1M	111308127	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.0
NW 26-11-32 W1M	111308127	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.0
SE 26-11-32 W1M	112612003	Cornelius David Rempel and Faye Marie Rempel	100% M&M	November 2, 2005	160.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
SW 26-11-32 W1M	111308116	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.0
SW 26-11-32 W1M	111308116	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.0
SE 27-11-32 W1M	112612777	Judith Anne Guest	1/3 M&M	December 15, 2005	53.34
SE 27-11-32 W1M	112612777	John Douglas McVeigh	1/3 M&M	December 7, 2005	53.34
SE 27-11-32 W1M	112612777	Laura Jean Westbrook	1/3 M&M	December 12, 2005	53.34
SW 30-11-32 W1M	112612160	The Great-West Life Assurance Company	100% M&M	November 16, 2005	160.0
NW 31-11-32 W1M	112612171	Albert E. Preston	100% M&M	October 31, 2005	160.0
SE 31-11-32 W1M	114236603	Arthur Cameron Preston	50% M&M Exc. Coal	October 31, 2005	80.0
SW 31-11-32 W1M	114236614	Arthur Cameron Preston	100% M&M	October 31, 2005	160.0
NE 35-11-32 W1M	111307283	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.22
NE 35-11-32 W1M	111307283	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.22
NW 35-11-32 W1M	111307294	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.2
NW 35-11-32 W1M	111307294	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.2
SE 35-11-32 W1M	111307306	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.2
SE 35-11-32 W1M	111307306	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.2
SW 35-11-32 W1M	111615386	James C. Scharren	100% M&M	November 8, 2005	161.0
SW 36-11-32 W1M	112612890	Keith Kennedy and Helena Kennedy	50% M&M Exc. Coal	November 3, 2005	80.0
NE 2-12-32 W1M	111307317	Micky Lee Grimes	50% M&M	March 15, 2006	80.0
NE 2-12-32 W1M	111307317	Cody Paul Grimes	50% M&M	March 15, 2006	80.0
NW 2-12-32 W1M	111307328	Vernon Nelson Nabholz	100% M&M	March 2, 2006	160.0
SE 3-12-32 W1M	111376403	Vernon Nelson Nabholz	50% M&M Exc. Coal	March 2, 2006	80.0
NE 3-12-32 W1M	111376391	Vernon Nelson Nabholz	50% M&M Exc. Coal	March 2, 2006	80.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
NW 3-12-32 W1M	111376414 111376447	Vernon Nelson Nabholz	50% M&M Exc. Coal	March 2, 2006	80.0
SW 3-12-32 W1M	111376425 111376436	Vernon Nelson Nabholz	50% M&M Exc.Coal	March 2, 2006	80.0
SE 31-9-30 W1M	112507556	Shirley Terhaar	25% M&M	March 20, 2006	40.0
SW 31-9-30 W1M	112507545	Shirley Terhaar	25% M&M	March 20, 2006	40.0